UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	[X]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

DCAP GROUP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies: not applicable

2)	Aggregate number of securities to which transaction applies: not applicable

3)

Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

not applicable

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5)	Total fee paid: not applicable

[ ]	Fee paid previously with preliminary materials:

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

DCAP GROUP, INC.

1158 Broadway

Hewlett, New York 11557

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 21, 2005

To the Stockholders of DCAP Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DCAP Group, Inc., a Delaware corporation, will be held on December 21, 2005 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 10:00 a.m., for the following purposes:

1.                  To elect six directors for the coming year.

2.                  To ratify the adoption of the 2005 Equity Participation Plan.

3.                  To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on October 25, 2005 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Morton L. Certilman

Secretary

Hewlett, New York

November 18, 2005

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE.  ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

DCAP GROUP, INC.
1158 Broadway
Hewlett, New York 11557
____________________________

PROXY STATEMENT

____________________________

EXPLANATORY NOTE

All references in this proxy statement to numbers of common shares and per share information give retroactive effect to the one-for-five reverse split of our common shares effected as of August 26, 2004.

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being mailed to all stockholders of record at the close of business on October 25, 2005 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on December 21, 2005 at 10:00 a.m., local time, or any adjournment thereof.  The proxy and this proxy statement were mailed to stockholders on or about November 21, 2005.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies.  Proxies so received without specified instructions will be voted as follows:

(i)                  FOR the nominees named in the proxy to our Board of Directors; and

(ii)                FOR the approval of our 2005 Equity Participation Plan.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board.  In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of common shares outstanding and entitled to vote as of October 25, 2005 was 2,728,524.  The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.

Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.  A majority of the common shares outstanding and entitled to vote as of October 25, 2005, or 1,364,263 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.  Only stockholders of record as of the close of business on October 25, 2005 will be entitled to vote.  With regard to the election of directors, votes may be cast in favor or withheld.  The directors shall be elected by a plurality of the votes cast in favor.  Accordingly, based upon there being six nominees, each person who receives one or more votes will be elected as a director.  Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the proxy. Abstentions and broker non‑votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business.  Abstentions are counted as present in the tabulation of votes on Proposal 2.  Broker non‑votes are not counted for the purpose of determining whether Proposal 2 has been approved.  Since Proposal 2 requires the affirmative approval of a majority of the common shares present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have a negative vote while broker non‑votes will have no effect.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise.  The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date.  The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting.  However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so.  Written revocations or amended proxies should be sent to us at 1158 Broadway, Hewlett, New York 11557, Attention:  Corporate Secretary.

The proxy is being solicited by our Board of Directors.  We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares.  Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or email without special compensation.

A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 1158 Broadway, Hewlett, New York 11557, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (516) 374-7600.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation for the fiscal years ended December 31, 2004, 2003 and 2002 for Barry B. Goldstein, our Chief Executive Officer:

Name and Principal Position	Year	Annual Compensation		Long Term Compensation Awards Shares Underlying Options	All Other Compensation
		Salary	Bonus

Barry B. Goldstein Chief Executive Officer	2004	$350,000	$100,000(1)	-	-
	2003	300,000	50,000(2)	-	-
	2002	200,000	20,000	200,000	-

____________

(1)               Paid in June 2004 for services rendered during 2003.  Exclusive of bonus paid in July 2005 for services rendered during 2004.

(2)               Paid in March 2003 for services rendered during 2002.

Option Tables

Option Grants in Fiscal Year Ended December 31, 2004
Name	Number of Common Shares Underlying Options Granted	Percentage of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration Date

Barry B. Goldstein	-	-	-	-

Aggregated Option Exercises in Fiscal Year

Ended December 31, 2004 and Fiscal Year-End Option Values

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Shares Underlying Unexercised Options at December 31, 2004 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at December 31, 2004 Exercisable/Unexercisable

Barry B. Goldstein	194,000	$1,174,900	166,000 / 40,000	$1,037,500 / $260,000

Long-Term Incentive Plan Awards

No awards were made to Mr. Goldstein during the fiscal year ended December 31, 2004 under any long-term incentive plan.

Compensation of Directors

Effective January 1, 2004, our non-employee directors are entitled to receive compensation for their services as directors as follows:

  $15,000 per annum
  additional $5,000 per annum for committee chair
  $500 per Board meeting attended ($250 if telephonic)
  $250 per committee meeting attended ($125 if telephonic)

Each of Messrs. Certilman and Haft also received additional compensation of $15,000 during 2004 in consideration of their services as a director.

In addition, for the one year period ended October 31, 2005, Mr. Certilman received a fee of approximately $60,000 from us for consulting services.  He is entitled to receive the same fee for the one year period ending October 31, 2006.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an employment agreement that expires on April 1, 2007.  Mr. Goldstein is entitled to receive a salary of $350,000 per annum plus such additional compensation as may be determined by the Board of Directors.  Pursuant to the employment agreement with Mr. Goldstein, he would be entitled, under certain circumstances, to a payment equal to one and one-half times his then annual salary in the event of the termination of his employment following a change of control of DCAP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

Security Ownership

The following table sets forth certain information as of October 25, 2005 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under “Executive Compensation,” and (iv) all of our present executive officers and directors as a group.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class
Barry B. Goldstein 1158 Broadway Hewlett, New York	386,400(1)(2)	13.2%
AIA Acquisition Corp 6787 Market Street Upper Darby, Pennsylvania	361,600(3)	11.7%
Eagle Insurance Company c/o The Robert Plan Corporation 999 Stewart Avenue Bethpage, New York	297,378(4)	10.9%
Robert M. Wallach c/o The Robert Plan Corporation 999 Stewart Avenue Bethpage, New York	297,378(5)	10.9%
Jack D. Seibald 1336 Boxwood Drive West Hewlett Harbor, New York	274,750(1)(6)	9.9%
Jay M. Haft 69 Beaver Dam Road Salisbury, Connecticut	182,278(1)(7)	6.6%
Morton L. Certilman 90 Merrick Avenue East Meadow, New York	151,701(1)(8)	5.5%
David A. Lyons 252 Brookdale Road Stamford, Connecticut	20,000(9)	*
All executive officers and directors as a group (7 persons)	1,349,607(1)(2)(6) (7)(8)(9) (10)(11)	43.7%

*          Less than 1%

(1)               Based upon Schedule 13D filed under the Securities Exchange Act of 1934, as amended.

(2)               Includes (i) 206,000 shares issuable upon the exercise of options that are currently exercisable, (ii) 8,500 shares held by Mr. Goldstein’s children, and (iii) 11,900 shares held in a retirement trust for the benefit of Mr. Goldstein.  Mr. Goldstein disclaims beneficial ownership of the shares held by his children and retirement trust. Excludes shares owned by AIA Acquisition Corp. of which members of Mr. Goldstein’s family are principal stockholders.

(3)               Based upon Schedule 13G filed under the Securities Exchange Act of 1934, as amended. Represents shares issuable upon the conversion of preferred shares that are currently convertible.

(4)               Eagle is a wholly-owned subsidiary of The Robert Plan Corporation.

(5)               Represents shares owned by Eagle, of which Mr. Wallach, one of our directors, is a Vice President.  Eagle is a wholly-owned subsidiary of The Robert Plan Corporation, of which Mr. Wallach is President, Chairman and Chief Executive Officer.

(6)               Represents (i) 113,000 shares owned jointly by Mr. Seibald and his wife, Stephanie Seibald; (ii) 100,000 shares owned by SDS Partners I, Ltd., a limited partnership (“SDS”); (iii) 3,000 shares owned by Boxwood FLTD Partners, a limited partnership (“Boxwood”); (iv) 33,000 shares owned by Stewart Spector IRA (“S.  Spector”); (v) 3,000 shares owned by Barbara Spector IRA Rollover (“B.  Spector”); (vi) 4,000 shares owned by Karen Dubrowsky IRA (“Dubrowsky”); and (vii) 18,750 shares issuable upon the exercise of currently exercisable warrants.  Mr. Seibald has voting and dispositive power over the shares owned by SDS, Boxwood, S. Spector, B. Spector and Dubrowsky. The amount reflected as owned by S. Spector includes 30,000 shares issuable upon the exercise of currently exercisable warrants.

(7)               Includes (i) 25,000 shares issuable upon the exercise of currently exercisable options and (ii) 3,076 shares held in a retirement trust for the benefit of Mr. Haft.

(8)               Includes 25,000 shares issuable upon the exercise of currently exercisable options.

(9)               Represents shares issuable upon the exercise of currently exercisable options.

(10)           Includes shares owned by Eagle, of which Mr. Wallach is a Vice President.  Mr. Wallach is also President, Chairman and Chief Executive Officer of The Robert Plan, Eagle’s parent.

(11)           Includes 35,000 shares issuable upon the exercise of currently exercisable options.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2004 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:

  All compensation plans previously approved by security holders; and
  All compensation plans not previously approved by security holders

Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	408,800	$2.68	147,200
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	408,800	$2.68	147,200

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Purchase of Pennsylvania Stores

Effective May 1, 2003, we acquired substantially all of the assets of AIA Acquisition Corp., an insurance brokerage firm with offices located in eastern Pennsylvania.  The salient terms of the acquisition are as follows:

  A base purchase price of $904,000 (which represents (i) 69% of AIA’s includable commission income for the 12 months ended March 31, 2002 or the year ended December 31, 2002, whichever was less, plus (ii) an amount equal to AIA’s collected accounts receivable and prepaid expenses). The base purchase price was payable in Series A preferred shares.  The Series A preferred shares carry a 5% dividend, are convertible into common shares at a conversion price of $2.50 per share and are redeemable on April 30, 2007 (or sooner under certain circumstances).
  Additional cash consideration based upon the EBITDA of the combined operations of AIA and our wholly-owned subsidiary, Barry Scott Companies Inc., during the five year period ending April 30, 2008.  The additional consideration cannot exceed an aggregate of $335,000. As of December 31, 2004, the aggregate additional cash consideration paid or payable to AIA was $134,000.

Mr. Goldstein, our Chief Executive Officer, served at the time of the acquisition as President of AIA and members of his family are principal stockholders of AIA.  The terms of the acquisition were the result of arm’s length negotiations between us and AIA and were based upon the sales price of stores to persons who are not affiliated with us and current market conditions.

Guaranty

Mr. Goldstein has guaranteed the repayment of $2,500,000 of a $25,000,000 line of credit from Manufacturers and Traders Trust Co. (“M&T”) utilized by our subsidiary, Payments, Inc., to finance its premium finance business.  Effective April 30, 2005, Mr. Goldstein’s guaranty was reduced to $1,250,000.  Subject to certain conditions, Mr. Goldstein’s guaranty is scheduled to terminate effective April 30, 2006.  In consideration of the guaranty, we have agreed that, for so long as the guaranty remains in effect, we will pay him $50,000 per annum and reimburse him for all premiums paid by him on a $2,500,000 insurance policy on his life. In the event, at the time of his death, the guaranty is still in effect, the proceeds of the life insurance policy will be used to satisfy the guaranty. In such event, Mr. Goldstein’s estate would not be entitled to be indemnified for the amount so paid as a guarantor.

2003 Subordinated Debt Financing

Effective July 10, 2003, in order to fund our premium finance operations, we obtained $3,500,000 from a private placement of subordinated debt.  The subordinated debt was initially repayable on January 10, 2006 and provides for interest at the rate of 12.625% per annum, payable semi-annually. Subject to M&T’s consent, we have the right to prepay the subordinated debt.  During 2005, we have utilized our M&T line of credit to repay $2,000,000 of the subordinated debt.  In consideration of the debt financing, we issued to the lenders warrants for the purchase of an aggregate of 105,000 of our common shares at an exercise price of $6.25 per share.  The warrants were initially scheduled to expire on January 10, 2006.  Effective May 25, 2005, the holders of the remaining $1,500,000 of subordinated debt agreed to extend the maturity date of the debt to September 30, 2007.  The debt extension was given to satisfy a requirement of M&T that arose in connection with the December 2004 increase in M&T’s revolving line of credit to $25,000,000 and the extension of the line to June 30, 2007.  In consideration for the extension of the due date for the subordinated debt, we extended the expiration date of warrants held by the debtholders for the purchase of 97,500 shares of common stock to September 30, 2007.  One of the private placement lenders was a retirement trust established for the benefit of Jack Seibald which loaned us $625,000 and was issued a warrant for the purchase of 18,750 of our common shares.  Mr. Seibald is one of our principal stockholders and, effective September 2004, became one of our directors.  Mr. Seibald’s retirement trust currently holds approximately $288,000 of the subordinated debt and he indirectly owns or controls 48,750 warrants, including those issued at the time of the loan.

Relationship

Certilman Balin Adler & Hyman, LLP, a law firm with which Mr. Certilman is affiliated, serves as our counsel.  It is presently anticipated that such firm will continue to represent us and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services.

PROPOSAL 1:  ELECTION OF DIRECTORS

Six directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

 Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors.  This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

Nominees for Directors

All six of the nominees are currently members of our Board.  The following table sets forth each nominee’s age as of October 25, 2005, the positions and offices presently held by him with us, and the year in which he became a director.  The Board recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.

Name	Age	Positions and Offices Held	Director Since

Barry B. Goldstein	52	President, Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Treasurer and Director	2001
Morton L. Certilman	73	Secretary and Director	1989
Jay M. Haft	69	Director	1989
David A. Lyons	56	Director	2005
Jack D. Seibald	44	Director	2004
Robert M. Wallach	52	Director	1999

Barry B. Goldstein

Mr. Goldstein was elected our President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, and a director in March 2001 and our Treasurer in May 2001.  From April 1997 to December 2004, he served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003.  Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo, and has been a certified public accountant since 1979.

Morton L. Certilman

Mr. Certilman served as our Chairman of the Board from February 1999 until March 2001.  From October 1989 to February 1999, he served as our President.  He was elected our Secretary in May 2001 and has served as one of our directors since 1989.  Mr. Certilman has been engaged in the practice of law since 1956 and is affiliated with the law firm of Certilman Balin Adler & Hyman, LLP.  Mr. Certilman is Chairman of the Long Island Museum of Science and Technology, and was formerly Chairman of the Long Island Regional Planning Board, the Nassau County Coliseum Privatization Commission, and the Northrop/Grumman Master Planning Council.  He served as a director of the Long Island Association and the New Long Island Partnership for a period of ten years and currently serves as a director of the Long Island Sports Commission.  Mr. Certilman has lectured extensively before bar associations, builders’ institutes, title companies, real estate institutes, banking and law school seminars, The Practicing Law Institute, The Institute of Real Estate Management and at annual conventions of such organizations as the National Association of Home Builders, the Community Associations Institute and the National Association of Corporate Real Estate Executives. He was a member of the faculty of the American Law Institute/American Bar Association, as well as the Institute on Condominium and Cluster Developments of the University of Miami Law Center.  Mr. Certilman has written various articles in the condominium field, and is the author of the New York State Bar Association Condominium Cassette and the Condominium portion of the State Bar Association book on "Real Property Titles."  Mr. Certilman received an LL.B. degree, cum laude, from Brooklyn Law School.

Jay M. Haft

Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001.  From October 1989 to February 1999, he served as our Chairman of the Board.  He has served as one of our directors since 1989.  Mr. Haft has been engaged in the practice of law since 1959 and since 1994 has served as counsel to Parker Duryee Rosoff & Haft (and since December 2001, its successor, Reed Smith).  From 1989 to 1994, he was a senior corporate partner of Parker Duryee.  Mr. Haft is a strategic and financial consultant for growth stage companies.  He is active in international corporate finance and mergers and acquisitions. Mr. Haft also represents emerging growth companies.  He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and marketing companies.  He is a director of a number of public and private corporations, including DUSA Pharmaceuticals, Inc., whose securities are traded on Nasdaq, and also serves on the Board of the United States-Russian Business Counsel.  Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, a past national trustee and Treasurer of the Miami City Ballet, and a past Board member of the Concert Association of Florida.  He is also a trustee of Florida International University Foundation and serves on the advisory board of the Wolfsonian Museum and Florida International University Law School.  Mr. Haft received B.A. and LL.B. degrees from Yale University.

David A. Lyons

Mr. Lyons has served since 2004 as a principal of Den Corporate Advisors, LLC, a consulting firm focused on business, financing, and merger and acquisition strategies for public and private companies.  Since 2002, Mr. Lyons has also served as a managing partner of the Nacio Investment Group, whose holdings include Nacio Systems, Inc., a managed hosting company that provides outsourced infrastructure and communication services for mid-size businesses. Prior to forming the Nacio Investment Group, Mr. Lyons served as Vice President of Acquisitions for Expanets, Inc., a national provider of converged communications solutions. Previously, he was Chief Executive Officer of Amnex, Inc. and held various executive management positions at Walker Telephone Systems, Inc. and Inter-tel, Inc.  Mr. Lyons serves on the Board of Directors of GoAmerica, Inc., whose securities are traded on Nasdaq.  He has served as one of our directors since July 2005.

Jack D. Seibald

Mr. Seibald has been a Managing Member of Whiteford Advisors LLC, an investment management firm, since its founding in 1997.  With a background in equity research and investment management, Mr. Seibald’s experience in the investment business dates to 1983.  He began his career at Oppenheimer & Co. and has also been affiliated with Salomon Brothers, Morgan Stanley & Co. and Blackford Securities.  Mr. Seibald also operated The Seibald Report, Inc., an independent investment research company.  Mr. Seibald is currently a registered representative with Sanders Morris Harris, a broker-dealer.  He holds an M.B.A. from Hofstra University and a B.A. from George Washington University.  He has served as one of our directors since 2004.

Robert M. Wallach

Mr. Wallach has served since 1993 as President, Chairman and Chief Executive Officer of The Robert Plan Corporation, a servicer and underwriter of private passenger and commercial automobile insurance.  He has served as one of our directors since 1999.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.  Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the audits of our financial statements.  The responsibilities and duties of the Audit Committee include the following:

  assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the Securities and Exchange Commission, our stockholders or to the general public, and our internal financial and accounting controls,
  oversee the appointment, compensation, retention and oversight of the work performed by any independent public accountants engaged by us, recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations, recommend, establish and monitor procedures designed to facilitate the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of the Audit Committee currently are Messrs. Lyons, Haft and Seibald, each of whom is an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers.  Mr. Certilman served as a member of the committee until July 2005.  Our Board has adopted a written charter for the Audit Committee.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and select director nominees to be presented for Board and/or stockholder approval.  The members of the Nominating Committee currently are Messrs. Haft, Lyons and Seibald, each of whom is an “independent director” based on the definition of independence in Rule 4200A(a)(15) of the listing standards of the National Association of Securities Dealers.  Our Board has adopted a written charter for the Nominating Committee.  A copy of the charter is available on our website, www.dcapgroup.com. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below.  At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer and our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans. The members of the Compensation Committee currently are Messrs. Seibald, Haft and Lyons.

Report of the Audit Committee

In overseeing the preparation of DCAP's financial statements as of December 31, 2004 and for the years ended December 31, 2004 and 2003, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues.  Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management.  The Committee also discussed with Holtz Rubenstein Reminick LLP, DCAP's outside auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

The Committee received the written disclosures and letter from Holtz Rubenstein Reminick LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed the independence of Holtz Rubenstein Reminick LLP with that firm.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in DCAP's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Members of the Audit Committee

Morton L. Certilman

Jay M. Haft

Jack D. Seibald

Meetings

Our Board of Directors held ten meetings during the fiscal year ended December 31, 2004.

The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2004.

The Nominating Committee of the Board of Directors held one meeting during the fiscal year ended December 31, 2004.

The Compensation Committee of the Board of Directors held three meetings during the fiscal year ended December 31, 2004.

Mr. Wallach was the only director to attend fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served during 2004.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders.  However, all directors are encouraged to attend.  All of the then Board members were in attendance at last year’s annual meeting of stockholders.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, DCAP Group, Inc., 1158 Broadway, Hewlett, New York 11557, Attn: Corporate Secretary.  Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees.  We are required to disclose in this Annual Report each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2004.  To our knowledge, based solely on a review of written representations that no reports were required, during the fiscal year ended December 31, 2004, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that John Willis, formerly our Executive Vice President and Chief Operating Officer, failed to report on a timely basis purchases of common shares on two dates during 2004.

PROPOSAL 2:  2005 EQUITY PARTICIPATION PLAN

The Board of Directors has adopted, subject to stockholder approval, the 2005 Equity Participation Plan and has reserved 300,000 common shares for issuance thereunder.  The Board of Directors recommends that stockholders ratify the adoption of the plan.

The plan provides for the grant of options and restricted stock to participating employees.  The plan plays an important role in our efforts to attract and retain employees of outstanding ability and to align their interests with those of the stockholders through increased stock ownership.  As discussed below, the plan is also designed to provide incentives to non‑employee directors of, and consultants and advisors to, us and our subsidiaries.

The following statements include summaries of certain provisions of the plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the plan, a copy of which is available at our offices.

Purpose

The purpose of the plan is to advance the interests of DCAP by inducing persons or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us and our subsidiaries by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests, and by providing such employees, non-employee directors, consultants and advisors with an additional incentive to promote our success.

Administration

The plan provides for its administration by the Board or by a committee consisting of at least two persons chosen by the Board.  The Board or the committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom options and/or restricted stock will be granted, and to determine the times at which options and/or restricted stock will be granted and the exercise price for which options will be granted.  The Board or the committee is authorized to interpret the plan and the interpretation and construction by the Board or the committee of any provision of the plan or of any option granted thereunder shall be final and conclusive. The receipt of options and/or restricted stock by directors or any members of the committee shall not preclude their vote on any matters in connection with the administration or interpretation of the plan.

Eligibility

Subject to certain limitations as set forth in the plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of incentive stock options, are employees or, in the case of nonstatutory stock options, are employees or non‑employee directors of, or certain consultants or advisors to, us or our subsidiaries.  Subject to certain limitations as set forth in the plan, restricted stock may be granted thereunder to persons or entities who are employees or non-employee directors of, or certain consultants or advisors to, us or our subsidiaries.  At October 31, 2005, approximately 85 employees and five non-employee directors were eligible to receive options under the plan.

Options

Nature of Options

The Board or committee may grant options under the plan which are intended to either qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code (we refer to this as the “Code”) or not so qualify.  We refer to options that do not so qualify as “nonstatutory stock options.” The Federal income tax consequences relating to the grant and exercise of incentive stock options and nonstatutory stock options are described below under “Federal Income Tax Consequences.”

Option Price

The option price of the shares subject to an incentive stock option or a nonstatutory stock option may not be less than the fair market value (as such term is defined in the plan) of the common shares on the date upon which such option is granted.  In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of our stock or of a parent or of any of our subsidiaries, the option price of the shares subject to such option must be at least 110% of the fair market value of the common shares on the date upon which such option is granted.

On November 17, 2005, the closing bid price for our common shares, as reported by Nasdaq, was $2.75 per share.

Exercise of Options

An option granted under the plan shall be exercised by the delivery by the holder to our Secretary at our principal office of a written notice of the number of shares with respect to which the option is being exercised. The notice must be accompanied, or followed within ten days, by payment of the full option price of such shares which must be made by the holder's delivery of (i) a check in such amount, (ii) previously acquired common shares, the fair market value of which shall be determined as of the date of exercise, or (iii) if provided for in a stock option agreement pursuant to which the option is granted, a check in an amount equal to the par value of the common shares being acquired and a promissory note in an amount equal to the balance of the exercise price, or a combination of (i), (ii) and (iii).  Alternatively, if provided for in the stock option agreement, the holder may elect to have us reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the option being exercised.

Duration of Options

No incentive stock option granted under the plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% stockholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Nonstatutory stock options granted under the plan may be of such duration as shall be determined by the Board or the committee.

Reload Options

The Board or the committee may grant options with a reload feature.  A reload feature shall only apply when the option price is paid by delivery of common shares or by having us reduce the number of shares otherwise issuable to an optionee (as discussed in clause (iii) under “Exercise of Options”) (we call this a “Net Exercise”).  Any reload feature granted shall provide that the option holder shall receive, contemporaneously with the payment of the option price in common shares or in the event of a Net Exercise, a reload stock option to purchase that number of common shares equal to the sum of (i) the number of common shares used to exercise the option (or not issued in the case of a Net Exercise), and (ii) with respect to nonstatutory stock options, the number of common shares used to satisfy any tax withholding requirement incident to the exercise of the option.  The option price per share for a reload option shall be as follows: (A) in the case of a reload option which is an incentive stock option being granted to a 10% stockholder, 110% of the fair market value of a common share on the date of grant of the reload option and (B) in the case of a reload option which is an incentive stock option being granted to a person other than a 10% stockholder or is a nonstatutory stock option, shall be the fair market value of a common share on the date of grant of the reload option.  The term of the reload option shall be equal to the remaining option term of the option which gave rise to the reload option.

Alternate Stock Appreciation Rights

Concurrently with, or subsequent to, the award of any option to purchase common shares, the Board or the Committee may, in its sole discretion, award to the optionee a related alternate stock appreciation right (we call this a “SAR”), permitting the optionee to be paid the appreciation on the related option in lieu of exercising the related option.

The amount payable by us to an optionee upon exercise of a SAR may, in our sole discretion, be paid in common shares, cash or a combination thereof.

Non‑Transferability

Options granted under the plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by the optionee.

Death, Disability or Termination of Employment

Subject to the terms of the stock option agreement pursuant to which options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall be terminated for cause, or such employment or services shall be terminated voluntarily, any options held by such persons or entities shall expire immediately.  If such employment or services shall terminate other than by reason of death or disability, voluntarily by the employee, non‑employee director, consultant or advisor or for cause, then, subject to the terms of the stock option agreement pursuant to which options are granted, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option.  For purposes of the plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by us or at the normal retirement date prescribed from time to time by us shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

Subject to the terms of the stock option agreement pursuant to which options are granted, if an option holder under the plan (i) dies while employed by us or any of our subsidiaries or while serving as a non‑employee director of, or consultant or advisor to, us or any of our subsidiaries, or (ii) dies within three months after the termination of his employment or services other than voluntarily or for cause, then such option may be exercised by the estate of the employee, non‑employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.  Subject to the terms of the stock option agreement pursuant to which options are granted, if the holder of an option under the plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non‑employee director of, or consultant or advisor to, us or any of our subsidiaries, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.

Restricted Stock Grants

The Board or the committee may grant restricted stock under the plan to any individual or entity eligible to receive restricted stock.

Shares granted pursuant to a grant of restricted stock shall vest as determined by the Board or the committee.  A grantee shall forfeit all shares not previously vested at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us or any of our subsidiaries.

In determining the vesting requirements with respect to a grant of restricted stock, the Board or the committee may impose such restrictions on any shares granted as it may deem advisable including restrictions relating to length of service, corporate performance and attainment of individual or group performance objectives.

No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and to the extent that, such shares are vested.

Amendment and Termination

The plan (but not options previously granted thereunder) shall terminate on October 10, 2015, ten years from the date that it was adopted by the Board.  Subject to certain limitations, the plan may be amended or modified from time to time or terminated at an earlier date by the Board or by the stockholders.

Federal Income Tax Consequences

Nonstatutory Stock Options

Under the Code and the Treasury Department Regulations, a nonstatutory stock option does not ordinarily have a “readily ascertainable fair market value” when it is granted. This rule will apply to our grant of nonstatutory stock options.  Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us.  Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price.  Subject to the applicable provisions of the Code and the Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee’s income.

For purposes of determining the optionee’s gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise.  Such gain or loss will be capital gain or loss and will be long‑term or short‑term depending upon whether the optionee held the shares for more than one year or one year or less.  No part of any such gain will be an “item of tax preference” for purposes of the “alternative minimum tax.”

Incentive Stock Options

Options granted under the plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the optionee’ s basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long‑term capital gain treatment upon their sale or disposition.

Generally, we will not be allowed a deduction with respect to an incentive stock option.  However, if an optionee fails to meet the foregoing holding period requirements (a so‑called  disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be incentive stock options.  In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options. In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

Recommendation and Required Vote

The affirmative vote of the holders of a majority of our outstanding common shares present at the meeting, in person or by proxy, is required for approval of this proposal.  Our Board of Directors recommends a vote FOR the ratification of the 2005 Equity Participation Plan.

INDEPENDENT PUBLIC ACCOUNTANTS

Holtz Rubenstein Reminick, LLP has served as our auditors since 1990 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2004.  We have not yet selected our auditors for the current fiscal year.  Our Audit Committee will review Holtz Rubenstein Reminick’s proposal with respect to the audit prior to making a determination regarding the engagement.

It is not expected that a representative of Holtz Rubenstein Reminick will attend the meeting.

The  following is a summary of the fees billed to us by Holtz  Rubenstein Reminick for professional services rendered for the fiscal years ended December 31, 2004 and December 31, 2003:

Fee Category	Fiscal 2004 Fees	Fiscal 2003 Fees
Audit Fees(1)	$73,000	$44,400
Audit-Related Fees(2)	-	1,675
Tax Fees	-	-
All Other Fees(3)	12,250	9,630
Total Fees	$85,250	$55,705

(1)               Audit Fees  consist of  aggregate  fees  billed for  professional  services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are  normally  provided  by the  independent  auditors in  connection with statutory and regulatory  filings or engagements for the fiscal years ended December 31, 2004 and December 31, 2003, respectively.

(2)               Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  These fees related to a review of our Current Reports on Form 8-K.

(3)               All Other Fees consist of aggregate fees billed for products and services provided by Holtz Rubenstein Reminick LLP, other than those disclosed above. These fees related to the audits of our wholly-owned subsidiary, DCAP Management Corp., and general accounting consulting services.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent auditors and approves in advance any services to be performed by the independent auditors, whether audit-related or not.  The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors.  All of the fees shown above were pre-approved by the Audit Committee.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Hewlett, New York by July 21, 2006 for inclusion in our proxy statement and form of proxy relating to such meeting.  We intend, however, to hold our next annual meeting earlier in 2006 than in 2005.  Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of April 15, 2006, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting.  To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year's annual meeting of stockholders.  If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the proxy statement for the current year.  A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

   a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

  the name and address of the stockholder proposing such business;
  the class and number of our shares which are beneficially owned by such stockholder; and
  any material interest of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting.  To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

  the day on which the notice of the date of the meeting was mailed to stockholders, or the day on which such public disclosure of the meeting date was made.
The stockholder sending the notice of nomination must describe various matters, including such information as:
  the name, age, business and residence addresses, occupation or employment and shares held by the nominee;
  any other information relating to such nominee required to be disclosed in a proxy statement; and
  the name, address and number of shares held by the stockholder.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Corporate Secretary at 1158 Broadway, Hewlett, New York 11557.  The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director.  Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

 While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than that listed as Proposals 1 and 2 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

FORM 10-KSB

This proxy statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2004 (excluding exhibits).  We may charge a fee equal to our reasonable expenses in furnishing the exhibits.

Barry B. Goldstein

Chief Executive Officer

Hewlett, New York

November 18, 2005

DCAP GROUP, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of DCAP Group, Inc. (the “Company”) held of record by the undersigned at the close of business on October 25, 2005 at the Annual Meeting of Stockholders to be held on December 21, 2005 or any adjournment thereof.

(Continued and to be signed on the reverse side)

   ANNUAL MEETING OF STOCKHOLDERS OF
DCAP GROUP, INC.

December 21, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOU VOTE IN BLUE OR BLACK INK AS SHOWN HERE  __X__

1.         Election of Directors:

□ FOR ALL NOMINEES

□ WITHHOLD AUTHORITY FOR ALL NOMINEES

□ FOR ALL EXCEPT

  (See instructions below)

            NOMINEES:

□	Barry B. Goldstein	_________
□	Morton L. Certilman	_________
□	Jay M. Haft	_________
□	David A. Lyons	_________
□	Jack D. Seibald	_________
□	Robert M. Wallach	_________

The Company’s Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (six) multiplied by the number of shares he is entitled to vote.  A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.  A vote FOR includes discretionary authority to cumulate votes among nominees. To cumulate specifically votes for any nominee, set forth the number of votes after each nominee.

Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold.

2.         Proposal to ratify the adoption of the Company’s 2005 Equity Participation Plan.

FOR ____                                              AGAINST ____                                   ABSTAIN ____

3.         In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2.

To change the address on your account, please check the box at right and indicate your new address in the space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method. □

Signature of Stockholder ________________________ Date:_________________

Signature of Stockholder ________________________ Date:_________________

Note: Please sign exactly as name appears above.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such.  If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.

Appendix A

DCAP GROUP, INC.

2005 Equity Participation Plan

1.                  Purpose of the Plan.  The DCAP Group, Inc. 2005 Equity Participation Plan (the “Plan”) is intended to advance the interests of DCAP Group, Inc. (the “Company”) by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling eligible employees, non-employee Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing the participating employees, non-employee Directors, consultants and advisors with an additional incentive to promote the success of the Company.  This is accomplished by providing for the granting of “Options,” which term as used herein includes both “Incentive Stock Options” and “Nonstatutory Stock Options,” as later defined, and “Restricted Stock” to employees, non-employee Directors, consultants and advisors.

2.                  Administration.  The Plan shall be administered by the Board of Directors of the Company (the “Board” or “Board of Directors”) or by a committee (the “Committee”) consisting of at least two (2) persons chosen by the Board of Directors.  Except as herein specifically provided, the interpretation and construction by the Board of Directors or the Committee of any provision of the Plan or of any Option, or with respect to any Restricted Stock, granted under it shall be final and conclusive.  The receipt of Options or Restricted Stock by Directors, or any members of the Committee, shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

3.                  Shares Subject to the Plan.  The shares subject to Options granted under the Plan, and shares granted as Restricted Stock under the Plan, shall be shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), whether authorized but unissued or held in the Company’s treasury, or shares purchased from stockholders expressly for use under the Plan.  The maximum number of shares of Common Stock which may be issued pursuant to Options or as Restricted Stock granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000)  shares.  The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options and grants of Restricted Stock under the Plan.  In the event any shares of Restricted Stock are forfeited for any reason, the shares forfeited shall again be available for Options and grants of Restricted Stock under the Plan.  In the event shares of Common Stock are delivered to, or withheld by, the Company pursuant to Sections 13(b) or 27 hereof, only the net number of shares issued, i.e., net of the shares so delivered or withheld, shall be considered to have been issued pursuant to the Plan.

4.                  Participation.  The class of individuals that shall be eligible to receive Options (“Optionees”) and Restricted Stock (“Grantees”) under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any parent or subsidiary corporation of the Company, and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof and Restricted Stock described in Section 17 hereof, all employees, and non-employee Directors of, or consultants and advisors to, either the Company or any parent or subsidiary corporation of the Company; provided, however, neither Nonstatutory Stock Options nor Restricted Stock shall be granted to any such consultant or advisor unless (i) the consultant or advisor is a natural person (or an entity wholly-owned by the consultant or advisor), (ii) bona fide services have been or are to be rendered by such consultant or advisor and (iii) such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.  The Board of Directors or the Committee, in its sole discretion, but subject to the provisions of the Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its parent and subsidiary corporations to whom Options and Restricted Stock shall be granted, and the number of shares to be covered by each Option and each Restricted Stock grant, taking into account the nature of the employment or services rendered by the individuals or entities being considered, their annual compensation, their present and potential contributions to the success of the Company, and such other factors as the Board of Directors or the Committee may deem relevant.  For purposes hereof, a non-employee to whom an offer of employment has been extended shall be considered an employee, provided that the Options granted to such individual shall not be exercisable, and the Restricted Stock granted shall not vest, in whole or in part, for a period of at least one year from the date of grant and in the event the individual does not commence employment with the Company, the Options and/or Restricted Stock granted shall be considered null and void.

5.                  Stock Option Agreement.  Each Option granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the individual or entity to whom such Option is granted.  The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable, the option price per share thereof, and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

6.                  Incentive Stock Options.  The Board of Directors or the Committee may grant Options under the Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to “incentive stock options,” and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Section 422 of the Code (referred to herein as an “Incentive Stock Option”):

(a)                No Incentive Stock Option shall be granted to individuals other than employees of the Company or of a parent or subsidiary corporation of the Company.

(b)               Each Incentive Stock Option under the Plan must be granted prior to October 11, 2015, which is within ten (10) years from the date the Plan was adopted by the Board of Directors.

(c)                The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value (as defined in subsection (f) of this Section 6) of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an individual who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent or subsidiary corporation of the Company (a “10% Stockholder”), the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time such Incentive Stock Option is granted.

(d)               No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant.  However, if an Incentive Stock Option is granted to a 10% Stockholder, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant.  Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 12 hereof.

(e)                For purposes of determining stock ownership under this Section 6, the attribution rules of Section 424(d) of the Code shall apply.

(f)                 For purposes of the Plan, fair market value shall be determined by the Board of Directors or the Committee. If the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market (“Nasdaq”) or  traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the closing bid price or, if not available, the high bid price of the Common Stock quoted on such exchange or Nasdaq, or on the Over-the-Counter market, as reported by the exchange, Nasdaq or the OTC Electronic Bulletin Board, or if the Common Stock is not so reported, then by the Pink Sheets, LLC, as the case may be, on the day immediately preceding the day on which the Option is granted (or, if granted after the close of business for trading, then on the day on which the Option is granted), or, if there is no selling or bid price on that day, the closing selling price, closing bid price or high bid price, as the case may be, on the most recent day which precedes that day and for which such prices are available.  If there is no selling or bid price for the ninety (90) day period preceding the date of grant of an Option hereunder, fair market value shall be determined in good faith by the Board of Directors or the Committee.

7.                  Nonstatutory Stock Options.  The Board of Directors or the Committee may grant Options under the Plan which are not intended to meet the requirements of Section 422 of the Code, as well as Options which are intended to meet the requirements of Section 422 of the Code but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a “Nonstatutory Stock Option”).  Nonstatutory Stock Options shall be subject to the following terms and conditions:

(a)                A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to clause (b) of Section 4 hereof.

(b)               The option price of the shares subject to a Nonstatutory Stock Option shall not be less than the fair market value of the Common Stock at the time such Nonstatutory Stock Option is granted.

(c)                A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board of Directors or the Committee (subject to earlier termination as expressly provided in Section 12 hereof).

8.                  Reload Options. The Board of Directors or the  Committee may grant Options with a reload feature.  A reload feature shall only apply when the option price is paid by delivery of Common Stock (as set forth in Section 13(b)(ii)) or by having the Company reduce the number of shares otherwise issuable to an Optionee (as provided for in the last sentence of Section 13(b)) (a “Net Exercise”).  The Stock Option Agreement for the Options containing the reload feature shall provide that the Option holder shall receive, contemporaneously with the payment of the option price in shares of Common Stock or in the event of a Net Exercise, a reload stock option (the “Reload Option”) to purchase that number of shares of Common Stock equal to the sum of (i) the number of shares of Common Stock used to exercise the Option (or not issued in the case of a Net Exercise), and (ii) with respect to Nonstatutory Stock Options, the number of shares of Common Stock used to satisfy any tax withholding requirement incident to the exercise of such Nonstatutory Stock Option.  The terms of the Plan applicable to the Option shall be equally applicable to the Reload Option with the following exceptions: (i) the option price per share of Common Stock deliverable upon the exercise of the Reload Option, (A) in the case of a Reload Option which is an Incentive Stock Option being granted to a 10% Stockholder, shall be one hundred ten percent (110%) of the fair market value of a share of Common Stock on the date of grant of the Reload Option and (B) in the case of a Reload Option which is an Incentive Stock Option being granted to a person other than a 10% Stockholder or is a Nonstatutory Stock Option, shall be the fair market value of a share of Common Stock on the date of grant of the Reload Option; and (ii) the term of the Reload Option shall be equal to the remaining option term of the Option (including a Reload Option) which gave rise to the Reload Option.  The Reload Option shall be evidenced by an appropriate amendment to the Stock Option Agreement for the Option which gave rise to the Reload Option.  In the event the exercise price of an Option containing a reload feature is paid by check and not in shares of Common Stock, the reload feature shall have no application with respect to such exercise.

9.                  Rights of Option Holders.  The holder of an Option granted under the Plan shall have none of the rights of a stockholder with respect to the stock covered by his Option until such stock shall be transferred to him upon the exercise of his Option.

10.              Alternate Stock Appreciation Rights.

(a)                Concurrently with, or subsequent to, the award of any Option to purchase one or more shares of Common Stock, the Board of Directors or the Committee may, in its sole discretion, subject to the provisions of the Plan and such other terms and conditions as the Board of Directors or the Committee may prescribe, award to the Optionee with respect to each share of Common Stock covered by an Option (“Related Option”), a related alternate stock appreciation right (“SAR”), permitting the Optionee to be paid the appreciation on the Related Option in lieu of exercising the Related Option.  An SAR granted with respect to an Incentive Stock Option must be granted together  with the Related Option.  An SAR granted with respect to a Nonstatutory Stock Option may be granted together with, or subsequent to, the grant of such Related Option.

(b)               Each SAR granted under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by an  SAR Agreement which shall be executed by the Company and by the individual or entity to whom such SAR is granted.  The SAR Agreement shall specify the period during which the SAR is exercisable, and such other terms and provisions not inconsistent with the Plan.

(c)                An SAR may be exercised only if and to the extent that its Related Option is eligible to be exercised on the date of exercise of the SAR.  To the extent that a holder of an SAR has a current right to exercise, the SAR may be exercised from time to time by delivery by the holder thereof to the Company at its principal office (attention: Secretary) of a written notice of the number of shares with respect to which it is being exercised.  Such notice shall be accompanied by the agreements evidencing the SAR and the Related Option.  In the event the SAR shall not be exercised in full, the Secretary of the Company shall endorse or cause to be endorsed on the SAR Agreement and the Related Option Agreement the number of shares which have been exercised thereunder and the number of shares that remain exercisable under the SAR and the Related Option and return such SAR and Related Option to the holder thereof.

(d)               The amount of payment to which an Optionee shall be entitled upon the exercise of each SAR shall be equal to one hundred percent (100%) of the amount, if any, by which the fair market value of a share of Common Stock on the exercise date exceeds the exercise price per share of the Related Option; provided, however, the Company may, in its sole discretion, withhold from any such cash payment any amount necessary to satisfy the Company’s obligation for withholding taxes with respect to such payment.

(e)                The amount payable by the Company to an Optionee upon exercise of a SAR may, in the sole determination of the Company, be paid in shares of Common Stock, cash or a combination thereof, as set forth in the SAR Agreement.  In the case of a payment in shares, the number of shares of Common Stock to be paid to an Optionee upon such Optionee’s exercise of an SAR shall be determined by dividing the amount of payment determined pursuant to Section 10(d) hereof by the fair market value of a share of Common Stock on the exercise date of such SAR.  For purposes of the Plan, the exercise date of an SAR shall be the date the Company receives written notification from the Optionee of the exercise of the SAR in accordance with the provisions of Section 10(c) hereof.  As soon as practicable after exercise, the Company shall either deliver to the Optionee the amount of cash due such Optionee or a certificate or certificates for such shares of Common Stock.  All such shares shall be issued with the rights and restrictions specified herein.

(f)                 SARs shall terminate or expire upon the same conditions and in the same manner as the Related Options, and as set forth in Section 12 hereof.

(g)                The exercise of any SAR shall cancel and terminate the right to purchase an equal number of shares covered by the Related Option.

(h)                Upon the exercise or termination of any Related Option, the SAR with respect to such Related Option shall terminate to the extent of the number of shares of Common Stock as to which the Related Option was exercised or terminated.

(i)                  An SAR granted pursuant to the Plan shall be transferable to the same extent as the Related Option.

(j)                 All references in this Plan to “Options” shall be deemed to include “SARs” where applicable.

11.              Transferability of Options.

(a)                No Option granted under the Plan shall be transferable by the individual or entity to whom it was granted other than by will or the laws of descent and distribution, and, during the lifetime of an individual, shall not be exercisable by any other person, but only by him.

(b)               Notwithstanding Section 11(a) above, a Nonstatutory Stock Option granted under the Plan may be transferred in whole or in part during an Optionee’s lifetime, upon the approval of the Board of Directors or the Committee, to an Optionee’s “family members” (as such term is defined in Rule 701(c)(3) of the Securities Act of 1933, as amended, and General Instruction A(1)(a)(5) to Form S-8) through a gift or domestic relations order.  The transferred portion of a Nonstatutory Stock Option may only be exercised by the person or entity who acquires a proprietary interest in such option pursuant to the transfer.  The terms applicable to the transferred portion shall be the same as those in effect for the Option immediately prior to such transfer and shall be set forth in such documents issued to the transferee as the Board of Directors or the Committee may deem appropriate.  As used in this Plan the terms “Optionee” and “holder of an Option” shall refer to the grantee of the Option and not any transferee thereof.

12.              Effect of Termination of Employment or Death on Options.

(a)                Unless otherwise provided in the Stock Option Agreement, if the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company shall be terminated for Cause (as hereinafter defined) or voluntarily by the employee, non-employee Director, consultant or advisor, then his Option shall expire forthwith.  Unless otherwise provided in the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 12, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 12.  For purposes hereof, “Cause” shall include, without limitation, (i) conviction of, or a plea of nolo contendere to, a felony or other serious crime; (ii) commission of any act involving moral turpitude; (iii) commission of any act of dishonesty involving the Company or the performance of the Optionee’s duties; (iv) breach of any fiduciary duty to the Company; (v) any alcohol or substance abuse on the part of the Optionee; (vi) the Optionee’s commission of any illegal business practices in connection with the Company’s business; (vii) any embezzlement or misappropriation of assets; (viii) any excessive unexcused absences from employment or service; (ix) continued and habitual neglect to perform material stated duties; (x) material breach of any provision of any employment, consulting or advisory agreement between the Optionee and the Company; or (xi) engagement in any other misconduct that is materially injurious to the Company.  All references in the above definition of “Cause” to the Company shall be deemed to include any parent or subsidiary thereof.  For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual’s employment other than voluntarily or for cause.  For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or non-employee Director of, or a consultant or advisor to, a parent or subsidiary corporation of the Company or a corporation (or subsidiary or parent corporation of the corporation) which has assumed the Option of the Company as a result of a corporate reorganization or like event shall not be considered to have terminated his employment or services.

(b)               Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan dies (i) while employed by, or while serving as a non-employee Director for or a consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, or (ii) within three (3) months after the termination of his employment or services other than voluntarily or for Cause, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised by the estate of the employee or non-employee Director, consultant or advisor, or by a person who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such employee or non-employee Director, consultant or advisor, at any time within one (1) year after such death.

(c)                Unless otherwise provided in the Stock Option Agreement, if the holder of an Option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) (“Permanent Disability”) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a parent or subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 12, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

(d)               An Option may not be exercised pursuant to this Section 12 except to the extent that the holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

(e)                For purposes of this Section 12, the employment relationship of an employee of the Company or of a parent or subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety (90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

13.              Exercise of Options.

(a)                Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration.  The Board of Directors or the Committee, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Options granted under the Plan shall be subject (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the holder thereof remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board of Directors or the Committee, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000).  In addition, in the event that under any Stock Option Agreement the aggregate fair market value (determined at the time the Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board of Directors or the Committee may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

(b)               An Option granted under the Plan shall be exercised by the delivery by the holder thereof to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised.  Such notice shall be accompanied, or followed within ten (10) days of delivery thereof, by payment of the full option price of such shares, and payment of such option price shall be made by the holder’s delivery of (i) his check payable to the order of the Company, or (ii) previously acquired Common Stock, the fair market value of which shall be determined as of the date of exercise (provided that the shares delivered pursuant hereto are acceptable to the Board of Directors or the Committee in its sole discretion) or (iii) if provided for in the Stock Option Agreement, his check payable to the order of the Company in an amount at least equal to the par value of the Common Stock being acquired, together with a promissory note, in form and upon such terms as are acceptable to the Board or the Committee, made payable to the order of the Company in an amount equal to the balance of the exercise price, or (iv) by the holder’s delivery of any combination of the foregoing (i), (ii) and (iii).  Alternatively, if provided for in the Stock Option Agreement, the holder may elect to have the Company reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the Option being exercised.

14.              Adjustment Upon Change in Capitalization.

(a)                In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board of Directors or the Committee in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exerciseability referred to in Section 13(a)(ii) hereof which is set forth in outstanding Incentive Stock Options.  If the Company shall be reorganized, consolidated, or merged with another corporation, subject to the provisions of Section 19 hereof, the holder of an Option shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto; and provided, further, however, that in such event the Board of Directors or the Committee shall have the discretionary power to take any action necessary or appropriate to prevent such adjustment from being deemed or considered as the adoption of a new plan requiring shareholder approval under Section 422 of the Code and the regulations promulgated thereunder.

(b)               Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder.  If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

15.              Further Conditions of Exercise of Options.

(a)                Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the person or estate exercising the Option to the Company to the effect that such shares are being acquired for investment purposes and not with a view to the distribution thereof, and such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

(b)               If the Common Stock is listed on any securities exchange, including, without limitation, Nasdaq, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until it has been listed on each such exchange. In addition, the Company shall not be obligated to deliver any Common Stock pursuant to this Plan until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable.  The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

16.              Restricted Stock Grant Agreement.  Each Restricted Stock grant under the Plan shall be authorized by the Board of Directors or the Committee, and shall be evidenced by a Restricted Stock Grant Agreement which shall be executed by the Company and by the individual or entity to whom such Restricted Stock is granted.  The Restricted Stock Grant Agreement shall specify the number of shares of Restricted Stock granted, the vesting periods and such other terms and provisions as the Board of Directors or the Committee may deem necessary or appropriate.

17.              Restricted Stock Grants.

(a)                The Board of Directors or the Committee may grant Restricted Stock under the Plan to any individual or entity eligible to receive Restricted Stock pursuant to clause (b) of Section 4 hereof.

(b)               In addition to any other applicable provisions hereof and except as may otherwise be specifically provided in a Restricted Stock Grant Agreement, the following restrictions in this Section 17(b) shall apply to grants of Restricted Stock made by the Board or the Committee:

(i)                 No shares granted pursuant to a grant of Restricted Stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and to the extent that, such shares are vested.

(ii)               Shares granted pursuant to a grant of Restricted Stock shall vest as determined by the Board or the Committee, as provided for in the Restricted Stock Grant Agreement.  The foregoing notwithstanding (but subject to the provisions of (iii) hereof and subject to the discretion of the Board or the Committee), a Grantee shall forfeit all shares not previously vested, if any, at such time as the Grantee is no longer employed by, or serving as a Director of, or rendering consulting or advisory services to, the Company or a parent or subsidiary corporation of the Company.  All forfeited shares shall be returned to the Company.

(iii)              Notwithstanding the provisions of (ii) hereof, non-vested Restricted Stock shall automatically vest as provided for in Section 19 hereof.

(c)                In determining the vesting requirements with respect to a grant of Restricted Stock, the Board or the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance objectives, and federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.  Any such restrictions shall be specifically set forth in the Restricted Stock Grant Agreement.

(d)               Certificates representing shares granted that are subject to restrictions shall be held by the Company or, if the Board or the Committee so specifies, deposited with a third-party custodian or trustee until lapse of all restrictions on the shares.  After such lapse, certificates for such shares (or the vested percentage of such shares) shall be delivered by the Company to the Grantee; provided, however, that the Company need not issue fractional shares.

(e)                During any applicable period of restriction, the Grantee shall be the record owner of the Restricted Stock and shall be entitled to vote such shares and receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any such dividends or distributions are paid in shares of Company stock or cash or other property during an applicable period of restriction, the shares,  cash and/or other property deliverable shall be held by the Company or third party custodian or trustee and be subject to the same restrictions as the shares with respect to which they were issued.  Moreover, the Board or the Committee may provide in each grant such other restrictions, terms and conditions as it may deem advisable with respect to the treatment and holding of any stock, cash or property that is received in exchange for Restricted Stock granted pursuant to the Plan.

(f)                 Each Grantee making an election pursuant to Section 83(b) of the Code shall, upon making such election, promptly provide a copy thereof to the Company.

18.              Restrictions Upon Shares; Right of First Refusal.

(a)                No Optionee or Grantee (collectively, “Participant”) shall, for value or otherwise, sell, assign, transfer or otherwise dispose of all or any part of the shares issued pursuant to the exercise of an Option or received as Restricted Stock (collectively, the “Shares”), or of any beneficial interest therein (collectively a “Disposition”), except as permitted by and in accordance with the provisions of the Plan.  The Company shall not recognize as valid or give effect to any Disposition of any Shares or interest therein upon the books of the Company unless and until the Participant desiring to make such Disposition shall have complied with the provisions of the Plan.

(b)               No Participant shall, without the written consent of the Company, pledge, encumber, create a security interest in or lien on, or in any way attempt to otherwise impose or suffer to exist any lien, attachment, levy, execution or encumbrance on the Shares.

(c)                If, at any time, a Participant desires to make a Disposition of any of the Shares (the “Offered Shares”) to any third-party individual or entity pursuant to a bona fide offer (the “Offer”), he shall give written notice of his intention to do so (“Notice of Intent to Sell”) to the Company, which notice shall specify the name(s) of the offeror(s) (the “Proposed Offeror(s)”), the price per share offered for the Offered Shares and all other terms and conditions of the proposed transaction.  Thereupon, the Company shall have the option to purchase from the Participant all, but not less than all, the Offered Shares upon the same terms and conditions as set forth in the Offer.

(d)               If the Company desires to purchase all of the Offered Shares, it must send a written notice to such effect to the Participant within thirty (30) days following receipt of the Notice of Intent to Sell.

(e)                The closing of any purchase and sale of the Offered Shares shall take place sixty (60) days following receipt by the Company of the Notice of Intent to Sell.

(f)                 If the Company does not elect to purchase all of the Offered Shares within the period set forth in paragraph (d) hereof, no Shares may be purchased by the Company, and the Participant shall thereupon be free to dispose of such Shares to the Proposed Offeror(s) strictly in accordance with the terms of the Offer.  If the Offered Shares are not disposed of strictly in accordance with the terms of the Offer within a period of one hundred twenty (120) days after the Participant gives a Notice of Intent to Sell, such Shares may not thereafter be sold without compliance with the provisions hereof.

(g)                All certificates representing the Shares shall bear on the face or reverse side thereof the following legend:

“The shares represented by this certificate are subject to the provisions of the DCAP Group, Inc. 2005 Equity Participation Plan, a copy of which is on file at the offices of the Company.”

(h)                The provisions of this Section 18 shall be of no force or effect during such time that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to Section 13 or 15(d) thereof.

19.              Liquidation, Merger or Consolidation. Notwithstanding Section 14(a) hereof, if the Board of Directors approves a plan of complete liquidation or a merger or consolidation (other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation), the Board of Directors or the Committee may, in its sole discretion, upon written notice to the holder of an Option, provide that the Option must be exercised within twenty (20) days following the date of such notice or it will be terminated.  In the event such notice is given, the Option shall become immediately exercisable in full.

20.              Effectiveness of the Plan.  The Plan was adopted by the Board of Directors on October 11, 2005.   The Plan shall be subject to approval on or before October 10, 2006, which is within one (1) year of adoption of the Plan by the Board of Directors, by the affirmative vote of the holders of a majority of the votes of the outstanding shares of capital stock of the Company present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon (or in the case of action by written consent in lieu of a meeting of stockholders, the number of votes required by applicable law to act in lieu of a meeting) (“Stockholder Approval”).  In the event such Stockholder Approval is withheld or otherwise not received on or before the latter date, the Plan and, unless otherwise provided in the Stock Option Agreement and/or the Restricted Stock Grant Agreement, all Options and Restricted Stock that may have been granted hereunder shall become null and void.

21.              Termination, Modification and Amendment.

(a)                The Plan (but not Options previously granted under the Plan) shall terminate on October 10, 2005, which is within ten (10) years from the date of its adoption by the Board of Directors, or sooner as hereinafter provided, and no Option or Restricted Stock shall be granted after termination of the Plan.  The foregoing shall not be deemed to limit the vesting period for Options or Restricted Stock granted pursuant to the Plan.

(b)               The Plan may from time to time be terminated, modified, or amended  if Stockholder Approval of the termination, modification or amendment is obtained.

(c)                The Board of Directors may at any time, on or before the termination date referred to in Section 21(a) hereof, without Stockholder Approval, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board of Directors shall not, without Stockholder Approval, (i) increase (except as otherwise provided by Section 14 hereof) the maximum number of shares as to which Incentive Stock Options may be granted hereunder, change the designation of the employees or class of employees eligible to receive Incentive Stock Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an “incentive stock option” from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto or (ii) make any other modifications or amendments that require Stockholder Approval pursuant to applicable law, regulation or exchange requirements.  In the event Stockholder Approval is not received within one (1) year of adoption by the Board of Directors of the change provided for in (i) or (ii) above, then, unless otherwise provided in the Stock Option Agreement and/or Restricted Stock Grant Agreement (but subject to applicable law), the change and all Options, SARs and Restricted Stock that may have been granted pursuant thereto shall be null and void.

(d)               No termination, modification, or amendment of the Plan may, without the consent of the individual or entity to whom any Option or Restricted Stock shall have been granted, adversely affect the rights conferred by such Option or Restricted Stock grant.

22.              Not a Contract of Employment.  Nothing contained in the Plan or in any Stock Option Agreement or Restricted Stock Grant Agreement executed pursuant hereto shall be deemed to confer upon any individual or entity to whom an Option or Restricted Stock is or may be granted hereunder any right to remain in the employ or service of the Company or a parent or subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

23.              Use of Proceeds.  The proceeds from the sale of shares pursuant to Options or Restricted Stock granted under the Plan shall constitute general funds of the Company.

24.              Indemnification of Board of Directors or Committee.  In addition to such other rights of indemnification as they may have, the members of the Board of Directors or the Committee, as the case may be, shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.  Upon the institution of any such action, suit, or proceeding, the member or members of the Board of Directors or the Committee, as the case may be, shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on his or their own behalf.

25.              Captions.  The use of captions in the Plan is for convenience.  The captions are not intended to provide substantive rights.

26.              Disqualifying Dispositions.  If Common Stock acquired upon exercise of an Incentive Stock Option granted under the Plan is disposed of within two years following the date of grant of the Incentive Stock Option or one year following the issuance of the Common Stock to the Optionee, or is otherwise disposed of in a manner that results in the Optionee being required to recognize ordinary income, rather than capital gain, from the disposition (a “Disqualifying Disposition”), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

27.              Withholding Taxes.

(a)                Whenever under the Plan shares of Common Stock are to be delivered to an Optionee upon exercise of a Nonstatutory Stock Option or to a Grantee of Restricted Stock, the Company shall be entitled to require as a condition of delivery that the Optionee or Grantee remit or, at the discretion of the Board or the Committee, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state and local income tax withholding requirements, including, without limitation, the employee’s portion of any employment tax requirements relating thereto.  At the time of a Disqualifying Disposition, the Optionee shall remit to the Company in cash the amount of any applicable Federal, state and local income tax withholding and the employee’s portion of any employment taxes.

(b)               The Board of Directors or the Committee may, in its discretion, provide any or all holders of Nonstatutory Stock Options or Grantees of Restricted Stock with the right to use shares of Common Stock in satisfaction of all or part of the withholding taxes to which such holders may become subject in connection with the exercise of their Options or their receipt of Restricted Stock.  Such right may be provided to any such holder in either or both of the following formats:

(i)                 The election to have the Company withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Nonstatutory Stock Option or otherwise deliverable as a result of the vesting of Restricted Stock, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

(ii)               The election to deliver to the Company, at the time the Nonstatutory Stock Option is exercised or Restricted Stock is granted or vested, one or more shares of Common Stock previously acquired by such holder (other than in connection with the Option exercise or Restricted Stock grant triggering the withholding taxes) with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed one hundred percent (100%)) designated by the holder.

28.              Other Provisions.  Each Option granted, and each Restricted Stock grant, under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, in its sole discretion.  Notwithstanding the foregoing, each Incentive Stock Option granted under the Plan shall include those terms and conditions which are necessary to qualify the Incentive Stock Option as an “incentive stock option” within the meaning of Section 422 of the Code and the regulations thereunder and shall not include any terms and conditions which are inconsistent therewith.

29.              Definitions.  For purposes of the Plan, the terms “parent corporation” and “subsidiary corporation” shall have the meanings set forth in Sections 424(e) and 424(f) of the Code, respectively, and the masculine shall include the feminine and the neuter as the context requires.

30.              Governing Law.  The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of New York, excluding choice of law principles thereof.